                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [X] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                CPI Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[CPI CORPORATION LETTERHEAD]

                                                                    May 23, 2002

DEAR CPI CORP. STOCKHOLDER:

     The CPI Corp. Board of Directors has been actively seeking new members who will bring additional experience and skills to our Board. To that end, we were pleased to present Joanne Griffin and Virginia Weldon for your consideration in the Proxy Statement dated May 3, 2002.

     I am pleased to announce that the Board has since nominated an additional candidate for your consideration, Mr. Edmond S. Abrain. Accordingly, we hereby present Mr. Abrain for election at the 2002 Annual Meeting of stockholders that is scheduled for June 6, 2002. A supplement to our Proxy Statement and a new proxy card are enclosed. Please sign, date and return the new card in the enclosed envelope. If you have already returned your Proxy for the 2002 Annual Meeting, the new card with a later date will supercede the first.

     We apologize for any inconvenience caused by this supplemental mailing, but we trust you will agree it is outweighed by the importance of offering for your consideration another well-qualified candidate for our governing board.

     Thank you for your understanding.

                                                    Sincerely,

                                                  [/s/ J. David Pierson]
                                                     J. DAVID PIERSON
                                            Chairman of the Board of Directors
                                               and Chief Executive Officer

                       SUPPLEMENT TO THE PROXY STATEMENT
                       OF THE BOARD OF DIRECTORS FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                    OF CPI CORP. TO BE HELD ON JUNE 6, 2002

                    ELECTION OF DIRECTORS (PROXY ITEM NO. 1)

     The information relating to Election of Directors on pages 3 through 5 of the Proxy Statement, dated May 3, 2002, is hereby amended by adding the following nominee, together with his principal occupation and age:

                NAME                  DIRECTOR SINCE            PRINCIPAL OCCUPATION           AGE
                ----                  ---------------           --------------------           ---
Edmond S. Abrain....................        --          President, Titleist and Cobra          62
                                                        Divisions, the Acushnet Company

     Mr. Abrain has been President of the Titleist and Cobra Divisions of the Acushnet Company, a manufacturer of golf equipment, golf balls and golf accessories located in Fairhaven, Massachusetts, since 1997. He previously served as President and Chief Operating Officer of Aldila Corporation (1996-1997); President of Powerbilt Golf Division (1994-1995); President and Chief Operating Officer, Wilson Sporting Goods, Inc., Golf Division (1990-1994) and President and Chief Operating Officer, Vermont Castings (1985-1990). Prior to that time, Mr. Abrain held other executive positions in marketing and operations.

     Mr. Abrain owns no shares of CPI stock.

     The Board's Nominating and Governance Committee is actively seeking additional qualified candidates to serve on the Board of Directors. Consequently, the Board of Directors may exercise its authority to fill vacancies prior to the 2003 Annual Meeting of Stockholders.

     The recommendation of the Board of Directors relating to the election of Directors as set forth on page 20 of the Proxy Statement dated May 3, 2002 is hereby amended in its entirety to read as follows:

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF FOLLOWING NOMINEES:
EDMOND S. ABRAIN, JOANNE GRIFFIN, LEE LIBERMAN, J. DAVID PIERSON, NICHOLAS L. REDING, MARTIN SNEIDER AND VIRGINIA WELDON.

                                      By Order of the Board of Directors

                                      [/s/ JANE E. NELSON]
                                      JANE E. NELSON
                                      Secretary and General Counsel

                                                                                                              +

                                                                              000000  0000000000  00000

             CPI CORP.                                                        000000000.000 ext
                                                                              000000000.000 ext
                                                                              000000000.000 ext
                                                                              000000000.000 ext
             [BAR CODE]                                                       000000000.000 ext
                                                                              000000000.000 ext
             MR A SAMPLE
                                                                              000000000.000 ext
             DESIGNATION (IF ANY)
             ADD 1
             ADD 2                                                            HOLDER ACCOUNT NUMBER
             ADD 3
             ADD 4                                                            C  1234567890     JNT
             ADD 5
             ADD 6                                                            [BAR CODE]


    Use a black pen. Mark with                                                 [ ] Mark this box with an X if you have made
    an X inside the grey areas    [X]                                              changes to your name or address details above.
    as shown in this example.

    ANNUAL MEETING PROXY CARD

    A  ELECTION OF DIRECTORS

    1. The Board of Directors recommends a vote FOR the listed nominees.

                                    FOR   WITHHOLD                               FOR   WITHHOLD

      01 - Edmond S. Abrain         [ ]     [ ]     05 - Nicholas L. Reding      [ ]     [ ]

      02 - Joanne Sawhill Griffin   [ ]     [ ]     06 - Martin Sneider          [ ]     [ ]

      03 - Lee Liberman             [ ]     [ ]     07 - Virginia Weldon         [ ]     [ ]

      04 - J. David Pierson         [ ]     [ ]

    B ISSUES

    The Board of Directors recommends a vote FOR the following Items.

                                                      FOR    AGAINST    ABSTAIN

    2. Ratification of appointment of KPMG LLP as     [ ]      [ ]        [ ]
       the Corporation's Independent Certified
       Public Accountant.

                                                      FOR    AGAINST    ABSTAIN

    3. Approval of Resolution to provide for Annual   [ ]      [ ]        [ ]
       Incentive Program for Chairman and Chief
       Executive Officer and other key executives.

    IN THEIR SOLE DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT HEREOF.

    C AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

    Please sign exactly as name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing.

    Signature 1 - Please keep signature within the box   Signature 2 - Please keep signature within the box    Date (dd/mm/yyyy)
    --------------------------------------------------   --------------------------------------------------    --------------------
                                                                                                               [ ][ ]/[ ][ ]/[ ][ ]
    --------------------------------------------------   --------------------------------------------------    --------------------
                                                           1 U P X                                                A901            +
    [ ]

001CD40001         008DUA

PROXY - CPI CORP.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CPI CORP. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - JUNE 6, 2002

The undersigned, revoking all previous proxies, hereby appoints J. David Pierson and Nicholas L. Reding or either of them as Proxy or Proxies of the undersigned, each with the power to appoint his substitute, to vote, as designated below, all of the shares of Common Stock of CPI Corp. (the "Corporation") held of record by the undersigned on April 23, 2002 at the annual meeting of stockholders to be held at 10 a.m. central daylight time on June 6, 2002, at CPI Corp., 1706 Washington Avenue, St. Louis, Missouri, 63103, and at any adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED IN THE SPACES PROVIDED THEREFOR OR, IF NO SUCH SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR ITEMS 2 AND 3.

                             YOUR VOTE IS IMPORTANT!

      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                                ENCLOSED ENVELOPE

                  (Continued and to be signed on reverse side.)